                                                           Exhibit No. EX-99.d.3

Fund: Aggressive Investors 1 Fund (the "Fund")                         EXHIBIT A
Fund Inception Date: 08/05/1994
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory Fee,  will be accrued  daily.  The
Advisory  Fee consists of a Base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate):

(1)  0.90%  of  the  value  of  the  Fund's  average  daily  net  assets  up  to
     $250,000,000;
(2)  0.875% of the next $250,000,000 of such assets; and
(3)  0.85% of such assets over $500,000,000,

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities during the quarter and dividing the resulting total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December 15, 2002, the relevant five-year period would be from Friday,  December
30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared to the  performance of the Standard & Poor's 500 Composite  Stock Price
Index  as  published  after  the  close  of the  market  on the  last day of the
Performance  Period  (hereinafter  "Index" or "S & P 500 Index") with  dividends reinvested  and  will  range  from an  annual  rate of  -0.70%  to  +0.70%.  The
Performance Adjustment Rate will be calculated at an annualized rate of 4.67% of the cumulative  difference  between the  performance of the Fund and that of the
Index over the  Performance  Period,  except  that there will be no  performance adjustment if the cumulative  difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance  Period).  The factor of 4.67%  assumes that the Adviser will achieve the maximum or minimum of the  Performance  Adjustment  Rate with a  cumulative  total  return  difference between  the Fund and the  Index  of plus or  minus  approximately  15% over the
Performance Period (0.70% divided by 15.00% = 4.67%).

For example;  assume that the Fund had a  cumulative  total return of 27.63% for the five-year period through December 31, 2002.  During the same period,  assume the Index with  dividends  reinvested  had a cumulative  total return of 21.21%.
Then the  Performance  Adjustment  Rate would be 4.67% times the  difference  in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The  Performance  Adjustment  to be paid to the  Adviser  will be accrued  daily during the last quarter of the  Performance  Period and paid  shortly  after the last day of the Performance Period. To determine the Performance Adjustment, the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  adjusted  Advisory Fee applied to the period of time from October 1, 2002,  through December 31, 2002, would be a Base
Advisory Fee equal to an  annualized  rate of 0.90% (the Base Advisory Fee Rate)
times the value of the Fund's  average daily net assets in the calendar  quarter plus a  Performance  Adjustment  equal  to an  annualized  rate  of  0.30%  (the
Performance  Adjustment  Rate) times the value of the Fund's  average  daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 1.80% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure the  Fund's  expense  ratio  does  not  exceed  the  maximum  operating  expense limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Ultra-Small Company Fund (the "Fund")                           EXHIBIT A
Fund Inception Date: 08/05/1994
Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory
Fee accrued daily and payable monthly at the following annual rate:

(1)  0.90%  of  the  value  of  the  Fund's  average  daily  net  assets  up  to
     $250,000,000;
(2)  0.875% of the next $250,000,000 of such assets; and
(3)  0.85% of such assets over $500,000,000.

However,  during the period that the Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had
$55,000,000 under management (that is, $55 million times 0.009 equals $495,000).
This is limited to a maximum  annualized  expense  ratio of 1.49% of average net assets.

For purposes of  calculating  the Advisory  Fee each month,  the Fund's  average daily net asset value  shall be computed by adding the Fund's  total daily asset values less  liabilities,  for the month and dividing the resulting total by the number  of days in the  month.  The  Fund's  expenses  and fees,  including  the
Advisory Fee, will be accrued daily based on prior day net assets and taken into account in  determining  daily net asset value.  For any period less than a full month,  the Advisory  Fee shall be prorated  according  to the  proportion  such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 2.00% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure the  Fund's  expense  ratio  does  not  exceed  the  maximum  operating  expense limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Ultra-Small Company Market Fund (the "Fund")                    EXHIBIT A
Fund Inception Date: 07/31/1997
Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory
Fee accrued  daily and payable  monthly at the annual rate of 0.50% of the value of the Fund's average daily net assets.

For purposes of  calculating  the Advisory  Fee each month,  the Fund's  average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month.  The Fund's  expenses and fees,  including  the Advisory Fee, will be accrued  daily  based on prior day net assets and taken into  account in determining  daily net asset  value.  For any period  less than a full month the
Advisory Fee shall be prorated  according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 0.75% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure the  Fund's  expense  ratio  does  not  exceed  the  maximum  operating  expense limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Blue Chip 35 Index Fund (the "Fund")                            EXHIBIT A
Fund Inception Date: 07/31/1997
Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund's expenses (including the Advisory fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory
Fee accrued  daily and payable  monthly at the annual rate of 0.08% of the value of the Fund's average daily net assets.

For purposes of  calculating  the Advisory  Fee each month,  the Fund's  average daily net assets shall be computed by adding the Fund's total daily asset values less  liabilities,  for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees,  including the Advisory Fee, will be accrued  daily  based on prior day net assets and taken into  account in determining  daily net asset value.  For any period less than a full month,  the
Advisory Fee shall be prorated  according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 0.15% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure the  Fund's  expense  ratio  does  not  exceed  the  maximum  operating  expense limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Micro-Cap Limited Fund (the "Fund")                             EXHIBIT A
Fund Inception Date: 06/30/1998
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory Fee,  will be accrued  daily.  The
Advisory  Fee consists of a base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate):

(1)  0.90%  of  the  value  of  the  Fund's  average  daily  net  assets  up  to
     $250,000,000;
(2)  0.875% of the next $250,000,000 of such assets; and
(3)  0.85% of such assets over $500,000,000,

However,  during any quarter that the Micro-Cap  Limited Fund's net assets range from  $27,500,000 to  $55,000,000  the Advisory Fee will be determined as if the
Fund had $55,000,000  under  management (that is, $55 million times 0.009 equals
$495,000). This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the Advisory Fee is determined.

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities  for the quarter and dividing the  resulting  total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

The Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December 15, 2005, the relevant five-year period would be from Friday,  December
29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared  to the  performance  of the  CRSP  Cap-based  Portfolio  9 Index  with dividends  reinvested  (hereafter "Index") and will range from an annual rate of
-0.70% to +0.70%.  Whereas the Index is not available  until  approximately  two weeks  after the close of the  quarter,  the Index will be  estimated  using the
Russell  2000  Value  Index as  published  on the last day of the  quarter.  Any adjustments  required between the estimated index and the actual results will be accrued  in the  subsequent  period.  The  Performance  Adjustment  Rate will be calculated at an annualized rate of 2.87% of the cumulative  difference  between the performance of the Fund and that of the Index over the  Performance  Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2%
(over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve  the  maximum  or  minimum  of the  Performance  Adjustment  Rate with a cumulative  total  return  difference  between the Fund and the Index of plus or minus approximately  24.40% over the Performance Period (0.70% divided by 24.40%
= 2.87%).

For example;  assume that the Fund had a  cumulative  total return of 27.63% for the five-year period through December 31, 2005.  During the same period,  assume the Index with  dividends  reinvested  had a cumulative  total return of 21.21%.
Then the  Performance  Adjustment  Rate would be 2.87% times the  difference  in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

Performance  Adjustments  to be paid to the Adviser will be accrued daily during the last quarter of the  Performance  Period and paid shortly after the last day of  the  Performance  Period.  To  determine  the  Performance  Adjustment,  the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  Advisory Fee applied to the period of time from October 1, 2005,  through  December 31, 2005, would be a Base Advisory
Fee equal to an annualized  rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund's  average  daily net assets in the  calendar  quarter  plus a
Performance  Adjustment  equal to an annualized  rate of 0.18% (the  Performance
Adjustment  Rate) times the value of the Fund's  average daily net assets in the
Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 1.85% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure expense ratios do not exceed the maximum  operating  expense  limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Aggressive Investors 2 Fund (the "Fund")                        EXHIBIT A
Fund Inception Date: 10/31/2001
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory Fee,  will be accrued  daily.  The
Advisory  Fee consists of a Base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate):

(1)  0.90%  of  the  value  of  the  Fund's  average  daily  net  assets  up  to
     $250,000,000;
(2)  0.875% of the next $250,000,000 of such assets;
(3)  0.85% of the next $500,000,000 of such assets; and
(4)  0.80% of such assets over $1,000,000,000.

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities during the quarter and dividing the resulting total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

The Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December 15, 2007, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared to the  performance of the Standard & Poor's 500 Composite  Stock Price
Index  as  published  after  the  close  of the  market  on the  last day of the
Performance  Period  (hereinafter  "Index" or "S & P 500 Index") with  dividends reinvested  and  will  range  from an  annual  rate of  -0.30%  to  +0.30%.  The
Performance Adjustment Rate will be calculated at an annualized rate of 2.00% of the cumulative  difference  between the  performance of the Fund and that of the
Index over the  Performance  Period,  except  that there will be no  performance adjustment if the cumulative  difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance  Period).  The factor of 2.00%  assumes that the Adviser will achieve the maximum or minimum of the  Performance  Adjustment  Rate with a  cumulative  total  return  difference between  the Fund and the  Index of plus or minus  15.00%  over the  Performance
Period (0.30% divided by 15.00% = 2.00%).

For example;  assume that the Fund had a  cumulative  total return of 27.63% for the five-year period through December 31, 2007.  During the same period,  assume the Index with  dividends  reinvested  had a cumulative  total return of 21.21%.
Then the  Performance  Adjustment  Rate would be 2.00% times the  difference  in returns, or 2.00% times (27.63% - 21.21%) = 0.13%.

Since the Fund does not have a  five-year  operating  history,  the  Performance
Adjustment  Rate will be  calculated  as follows  during the  initial  five-year period.

          (a)  From  inception  through  September  30,  2002,  the  Performance
     Adjustment  Rate was  inoperative.  The  Advisory  Fee payable was the Base
     Advisory Fee only.

          (b)  From   September  30,  2002  through   September  30,  2006,  the
     Performance  Adjustment Rate will be calculated  based upon a comparison of the  investment  performance  of the Fund and the Index  over the number of quarters  that have  elapsed  since  the  Fund's  inception.  Each time the
     Performance  Adjustment  Rate is  calculated,  it will cover a longer  time span,  until it can cover a running  five-year  period as intended.  In the
     meantime,   the  early  months  of  the  transition   period  will  have  a
     disproportionate effect on the performance adjustment of the fee.

For a period of thirty (30) months  following the Effective  Date of the Exhibit noted above,  the Advisory Fee payable to the Adviser shall be the lesser of (i)
the amount which would be due after  applying the  Performance  Adjustment  Rate described  herein,  or (ii) the amount  which  would be due after  applying  the
Performance  Adjustment  Rate of -0.70%  to 0.70% of  average  daily net  assets described in the predecessor to this Exhibit.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The  Performance  Adjustment  to be paid to the  Adviser  will be accrued  daily during the last quarter of the  Performance  Period and paid  shortly  after the last day of the Performance Period. To determine the Performance Adjustment, the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  adjusted  Advisory Fee applied to the period of time from October 1, 2007,  through December 31, 2007, would be a Base
Advisory Fee equal to an  annualized  rate of 0.90% (the Base Advisory Fee Rate)
times the value of the Fund's  average daily net assets in the calendar  quarter plus a  Performance  Adjustment  equal  to an  annualized  rate  of  0.13%  (the
Performance  Adjustment  Rate) times the value of the Fund's  average  daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 1.75% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure the  expense  ratio of the Fund does not exceed the  maximum  operating  expense limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Balanced Fund (the "Fund")                                      EXHIBIT A
Fund Inception Date: 06/30/2001
Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As  compensation  for its  services  rendered,  the Fund will pay the Adviser an
Advisory  Fee accrued  daily and payable  monthly at the annual rate of 0.60% of the value of the Fund's average daily net assets.

For purposes of  calculating  the Advisory  Fee each month,  the Fund's  average daily net asset value  shall be computed by adding the Fund's  total daily asset values less  liabilities,  for the month and dividing the resulting total by the number  of days in the  month.  The  Fund's  expenses  and fees,  including  the
Advisory Fee, will be accrued daily based on prior day net assets and taken into account in  determining  daily net asset value.  For any period less than a full month the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  operating  expense  limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure the  Fund's  expense  ratio  does  not  exceed  the  maximum  operating  expense limitation for the fiscal year.

New  classes  of  shares  of the Fund may carry a  different  operating  expense limitation.

Fund:  Large-Cap Growth Fund (the "Fund")                              EXHIBIT A
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory Fee,  will be accrued  daily.  The
Advisory  Fee consists of a Base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate): 0.50% of the value of the Fund's average daily net assets.

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities  for the quarter and dividing the  resulting  total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

The Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December  15,  2008,  the relevant  five-year  period  would be from  Wednesday,
December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared to the  performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance  Period (the "Index")
and will  range  from an  annual  rate of  -0.05%  to  +0.05%.  The  Performance
Adjustment  Rate  will be  calculated  at an  annualized  rate of  0.33%  of the cumulative  difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the  cumulative  difference  between the Fund's  performance  and that of the
Index is less than or equal to 2% (over the Performance  Period).  The factor of
0.33%  assumes  that the  Adviser  will  achieve  the  maximum or minimum of the
Performance  Adjustment Rate with a cumulative total return  difference  between the Fund and the Index of plus or minus 15% over the  Performance  Period (0.05%
divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period,  assume the
Index with dividends reinvested had a cumulative total return of 21.0%. Then the
Performance  Adjustment Rate would be 0.33% times the difference in returns,  or
0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a  five-year  operating  history,  the  Performance
Adjustment  Rate will be  calculated  as follows  during the  initial  five-year period.

          (a)  From  inception  through  September  30,  2004,  the  Performance
     Adjustment  Rate was  inoperative.  The  Advisory  Fee  payable is the Base
     Advisory Fee Rate times the daily net assets of the Fund only.

          (b)  From   September  30,  2004  through   September  30,  2008,  the
     Performance  Adjustment Rate will be calculated  based upon a comparison of the  investment  performance  of the Fund and the Index  over the number of quarters  that have  elapsed  since  the  Fund's  inception.  Each time the
     Performance  Adjustment  Rate is  calculated,  it will cover a longer  time span,  until it can cover a running  five-year  period as intended.  In the
     meantime,   the  early  months  of  the  transition   period  will  have  a
     disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The  Performance  Adjustment  to be paid to the  Adviser  will be accrued  daily during the last quarter of the  Performance  Period and paid  shortly  after the last day of the Performance Period. To determine the Performance Adjustment, the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  adjusted  Advisory Fee applied to the period of time from October 1, 2008,  through December 31, 2008, would be a Base
Advisory Fee equal to an  annualized  rate of 0.50% (the Base Advisory Fee Rate)
times the value of the Fund's  average daily net assets in the calendar  quarter plus a  Performance  Adjustment  equal  to an  annualized  rate  of  0.02%  (the
Performance  Adjustment  Rate) times the value of the Fund's  average  daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 0.84% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure expense ratios do not exceed the maximum operating  expense  limitations for the fiscal year.  New classes of shares of the Fund may carry a different  operating expense limitation.

Fund:  Large-Cap Value Fund (the "Fund")                               EXHIBIT A
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory fee,  will be accrued  daily.  The
Advisory  Fee consists of a Base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate): 0.50% of the value of the Fund's average daily net assets.

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities  for the quarter and dividing the  resulting  total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

The Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December  15,  2008,  the relevant  five-year  period  would be from  Wednesday,
December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared to the  performance  of the Russell  1000 Value Index (the  "Index") as
published  after  the  close of the  market  on the last day of the  Performance
Period and will range from an annual rate of -0.05% to +0.05%.  The  Performance
Adjustment  Rate  will be  calculated  at an  annualized  rate of  0.33%  of the cumulative  difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the  cumulative  difference  between the Fund's  performance  and that of the
Index is less than or equal to 2% (over the Performance  Period).  The factor of
0.33%  assumes  that the  Adviser  will  achieve  the  maximum or minimum of the
Performance  Adjustment Rate with a cumulative total return  difference  between the Fund and the Index of plus or minus 15% over the  Performance  Period (0.05%
divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period,  assume the
Index with dividends reinvested had a cumulative total return of 21.0%. Then the
Performance  Adjustment Rate would be 0.33% times the difference in returns,  or
0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a  five-year  operating  history,  the  Performance
Adjustment  Rate will be  calculated  as follows  during the  initial  five-year period.

     (a) From inception through  September 30, 2004, the Performance  Adjustment
Rate was  inoperative.  The Advisory  Fee payable is the Base  Advisory Fee Rate times the daily net assets of the Fund only.

     (b) From  September 30, 2004 through  September 30, 2008,  the  Performance
Adjustment  Rate will be calculated  based upon a comparison  of the  investment performance  of the Fund and the Index  over the  number of  quarters  that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated,  it will  cover a longer  time  span,  until it can  cover a running five-year  period  as  intended.  In  the  meantime,  the  early  months  of the transition  period  will  have a  disproportionate  effect  on  the  performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The  Performance  Adjustment  to be paid to the  Adviser  will be accrued  daily during the last quarter of the  Performance  Period and paid  shortly  after the last day of the Performance Period. To determine the Performance Adjustment, the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  Advisory Fee applied to the period of time from October 1, 2008,  through  December 31, 2008, would be a Base Advisory
Fee equal to an annualized  rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund's  average  daily net assets in the  calendar  quarter  plus a
Performance Adjustment Fee equal to an annualized rate of 0.02% (the Performance
Adjustment  Rate) times the value of the Fund's  average daily net assets in the
Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 0.84% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure expense ratios do not exceed the maximum operating  expense  limitations for the fiscal year.  New classes of shares of the Fund may carry a different  operating expense limitation.

Fund:  Small-Cap Growth Fund (the "Fund")                              EXHIBIT A
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory Fee,  will be accrued  daily.  The
Advisory  Fee consists of a Base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets.

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities  for the quarter and dividing the  resulting  total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

The Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December  15,  2008,  the relevant  five-year  period  would be from  Wednesday,
December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared to the  performance  of the Russell 2000 Growth Index (the  "Index") as
published  after  the  close of the  market  on the last day of the  Performance
Period and will range from an annual rate of -0.05% to +0.05%.  The  Performance
Adjustment  Rate  will be  calculated  at an  annualized  rate of  0.33%  of the cumulative  difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the  cumulative  difference  between the Fund's  performance  and that of the
Index is less than or equal to 2% (over the Performance  Period).  The factor of
0.33%  assumes  that the  Adviser  will  achieve  the  maximum or minimum of the
Performance  Adjustment Rate with a cumulative total return  difference  between the Fund and the Index of plus or minus 15% over the  Performance  Period (0.05%
divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period,  assume the
Index with dividends reinvested had a cumulative total return of 21.0%. Then the
Performance  Adjustment Rate would be 0.33% times the difference in returns,  or
0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a  five-year  operating  history,  the  Performance
Adjustment  Rate will be  calculated  as follows  during the  initial  five-year period.

     (a) From inception through  September 30, 2004, the Performance  Adjustment
Rate was  inoperative.  The Advisory  Fee payable is the Base  Advisory Fee Rate times the daily net assets of the Fund only.

     (b) From  September 30, 2004 through  September 30, 2008,  the  Performance
Adjustment  Rate will be calculated  based upon a comparison  of the  investment performance  of the Fund and the Index  over the  number of  quarters  that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated,  it will  cover a longer  time  span,  until it can  cover a running five-year  period  as  intended.  In  the  meantime,  the  early  months  of the transition  period  will  have a  disproportionate  effect  on  the  performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The  Performance  Adjustment  to be paid to the  Adviser  will be accrued  daily during the last quarter of the  Performance  Period and paid  shortly  after the last day of the Performance Period. To determine the Performance Adjustment, the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  Advisory Fee applied to the period of time from October 1, 2008,  through  December 31, 2008, would be a Base Advisory
Fee equal to an annualized  rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund's  average  daily net assets in the  calendar  quarter  plus a
Performance  Adjustment  equal to an annualized  rate of 0.02% (the  Performance
Adjustment  Rate) times the value of the Fund's  average daily net assets in the
Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure expense ratios do not exceed the maximum operating  expense  limitations for the fiscal year.  New classes of shares of the Fund may carry a different  operating expense limitation.

Fund:  Small-Cap Value Fund (the "Fund")                               EXHIBIT A
Fund Inception Date: 10/31/2003
Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund's  expenses,  including the Advisory fee,  will be accrued  daily.  The
Advisory  Fee consists of a Base  Advisory Fee that is subject to a  Performance
Adjustment, as described below.

Base Advisory Fee

As compensation  for services  rendered and the charges and expenses assumed and to be paid by the  Adviser,  the Fund will pay the Adviser a Base  Advisory  Fee computed  quarterly  and accrued  daily at the  following  annual rate (the Base
Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets.

For purposes of calculating  the Base Advisory Fee, the Fund's average daily net assets  shall be  computed by adding the Fund's  total  daily asset  values less liabilities  for the quarter and dividing the  resulting  total by the number of days in the quarter.  The Fund's expenses and fees,  including the Base Advisory
Fee,  will be accrued daily based on prior day net assets and taken into account in determining  daily net asset value.  For any period less than a full calendar quarter,  the Base  Advisory Fee shall be prorated  according to the  proportion such period bears to a full calendar quarter.

The Performance Period

The Performance  Period shall consist of the most recent five-year period ending on the last day of the quarter  (March 31, June 30,  September  30, and December
31) that the New York Stock  Exchange  was open for  trading.  For  example,  on
December  15,  2008,  the relevant  five-year  period  would be from  Wednesday,
December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The  Performance  Adjustment  Rate  shall vary with the  Fund's  performance  as compared to the  performance  of the Russell  2000 Value Index (the  "Index") as
published  after  the  close of the  market  on the last day of the  Performance
Period and will range from an annual rate of -0.05% to +0.05%.  The  Performance
Adjustment  Rate  will be  calculated  at an  annualized  rate of  0.33%  of the cumulative  difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the  cumulative  difference  between the Fund's  performance  and that of the
Index is less than or equal to 2% (over the Performance  Period).  The factor of
0.33%  assumes  that the  Adviser  will  achieve  the  maximum or minimum of the
Performance  Adjustment Rate with a cumulative total return  difference  between the Fund and the Index of plus or minus 15% over the  Performance  Period (0.05%
divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period,  assume the
Index with dividends reinvested had a cumulative total return of 21.0%. Then the
Performance  Adjustment Rate would be 0.33% times the difference in returns,  or
0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a  five-year  operating  history,  the  Performance
Adjustment  Rate will be  calculated  as follows  during the  initial  five-year period.

     (a) From inception through  September 30, 2004, the Performance  Adjustment
Rate was  inoperative.  The Advisory  Fee payable is the Base  Advisory Fee Rate times the average daily net assets of the Fund only.

     (b) From  September 30, 2004 through  September 30, 2008,  the  Performance
Adjustment  Rate will be calculated  based upon a comparison  of the  investment performance  of the Fund and the Index  over the  number of  quarters  that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated,  it will  cover a longer  time  span,  until it can  cover a running five-year  period  as  intended.  In  the  meantime,  the  early  months  of the transition  period  will  have a  disproportionate  effect  on  the  performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative  percentage increase (or decrease)
in its net  asset  value  per  share  over the  Performance  Period  and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during  such period and (2) the value per share of the Fund  distributions  from income or  capital  gains  (long- or  short-term)  having  an  ex-dividend  date occurring  within the Performance  Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The  Performance  Adjustment  to be paid to the  Adviser  will be accrued  daily during the last quarter of the  Performance  Period and paid  shortly  after the last day of the Performance Period. To determine the Performance Adjustment, the
Performance  Adjustment  Rate  shall be  multiplied  by the value of the  Fund's average daily net assets in the most recent Performance Period.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the  Adviser  during  the  quarter.  However,  in a period  where a  negative
Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the
Base Fee adjusted for the negative Performance Adjustment.

Continuing  with the example  above,  the  Advisory Fee applied to the period of time from October 1, 2008,  through  December 31, 2008, would be a Base Advisory
Fee equal to an annualized  rate of 0.60% (the Base Advisory Fee Rate) times the
Fund's  average  daily net assets in the  calendar  quarter  plus a  Performance
Adjustment equal to annualized rate of 0.02% (the  Performance  Adjustment Rate)
times the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum  annual  operating  expense  limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund  expenses,  if necessary,  to ensure expense ratios do not exceed the maximum operating  expense  limitations for the fiscal year.  New classes of shares of the Fund may carry a different  operating expense limitation.